                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          Date of Report: May 6, 1998
                Date of Earliest Event Reported: April 30, 1998



                            TCI COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


            0-5550                            84-0588868
(Commission File Number)            (I.R.S. Employer Identification No.)


                                Terrace Tower II
                                5619 DTC Parkway
                        Englewood, Colorado  80111-3000
          (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code:  (303) 267-5500
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ITEM 5.   OTHER EVENTS.

          Pursuant to a registration statement on Form S-3 (File No. 333-44745) (as amended, the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on February 13, 1998, TCI Communications, Inc. (the "Registrant") has registered its senior, senior subordinated and subordinated debt securities (the "Debt Securities"), and Tele-Communications, Inc., a Delaware corporation (the "Parent"), has registered (i) shares of its Series Preferred Stock, which may be issued in the form of depositary shares evidenced by depositary receipts if the Parent elects to issue fractional interests in shares of a series of Series Preferred Stock,
(ii) shares of its Tele-Communications, Inc. Series A TCI Group Common Stock, par value $1.00 per share ("Series A TCI Group Common Stock"), (iii) shares of Series A TCI Group Common Stock issuable upon conversion of Debt Securities of the Registrant or upon conversion of Series Preferred Stock of the Parent, and
(iv) any guarantees of the Parent with respect to Debt Securities of the Company, all for delayed or continuous offering to the public pursuant to Rule 415 under the Act for a maximum aggregate initial offering price of $3 billion (or the equivalent thereof denominated in one or more foreign currencies or currency units). Reference is made to the Registration Statement for further information concerning the terms of the securities (including the Debt Securities) registered pursuant to the Registration Statement and the offering thereof.

          An indenture (the "Indenture"), substantially in the form of Exhibit
4.1 to the Registration Statement was executed as of February 19, 1998, between the Registrant and The Bank of New York, as Trustee, relating to senior Debt Securities of the Registrant. The definitive Indenture is incorporated by reference as Exhibit 4.1 hereto.

          On April 30, 1998, an underwriting agreement (the "Underwriting Agreement"), substantially in the form of Exhibit 1.2 to the Registration Statement, was executed by the Registrant and Credit Suisse First Boston Corporation and Lehman Brothers Inc. as representatives of the several underwriters named in the Underwriting Agreement (the "Underwriters"), providing for the sale by the Registrant to, and the offering to the public by, the Underwriters of $750,000,000 aggregate principal amount of the Registrant's 6.375% Senior Notes due May 1, 2003 (the "2003

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Notes") which are a series of senior Debt Securities. The net proceeds to the
Registrant from the sale of the 2003 Notes will be $745,605,000. The definitive Underwriting Agreement is filed as Exhibit 1.1 hereto.

          The 2003 Notes will be issued pursuant to the Indenture. The description of certain provisions of the Indenture and the 2003 Notes and information concerning the terms of their purchase and offering to the public by the Underwriters, are incorporated herein by reference (i) to the section entitled "Description of Debt Securities -- Senior Debt Securities" of the Prospectus, dated April 22, 1998 (the "Base Prospectus"), and (ii) to the sections entitled "Description of Notes" and "Underwriting" in the Prospectus Supplement thereto, dated April 30, 1998, each of which has been filed with the Commission pursuant to Rule 424(b)(5) under the Act. The form of 2003 Note is filed as Exhibit 4.2 hereto.

          Pursuant to Item 601(a) of Regulation S-K promulgated by the Commission ("Regulation S-K"), the Registrant filed as Exhibit 5 to the Registration Statement an opinion, dated February 11, 1998, rendered to the Registrant by Stephen M. Brett, Esq., Executive Vice President and General Counsel of the Registrant, as to the matters referred to in Item 601(b)(5)(i) of Regulation S-K with respect to the Debt Securities generally. On May 6, 1998, Baker & Botts, L.L.P. rendered to the Registrant an opinion (the "Opinion") as to such matters specifically relating to the 2003 Notes. A copy of the Opinion is filed as Exhibit 5.1 hereto and includes the consent of Baker & Botts, L.L.P. (the "Consent") to the filing of the Opinion as Exhibit 5.1 hereto and the incorporation by reference thereof into the Registration Statement.

          The Registrant is filing this Current Report on Form 8-K in order to cause the Underwriting Agreement, the Indenture, the Opinion and Consent to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Registrant does not believe that any of the documents listed in the previous sentence or the information set forth herein represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits
     --------

     1.1 Underwriting Agreement, dated April 30, 1998, between Credit Suisse First Boston Corporation and Lehman Brothers Inc. as representatives of the several underwriters named therein and the Registrant.

     4.1 Indenture, dated as of February 19, 1998, between The Bank of New York and the Registrant (incorporated herein by reference to Exhibit 4.1 of the Registrant's Current Report on Form 8-K, dated February 24, 1998 (Commission File No. 0-
                    5550)).

     4.2            Form of 6.375% Senior Note due May 1, 2003.

     5.1 Opinion, dated May 6, 1998, of Baker & Botts, L.L.P., counsel to the Registrant, as to validity of the 6.375% Senior Notes due May 1, 2003.

     23.1           Consent of Baker & Botts, L.L.P. (included in Exhibit 5.1).

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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    May 6, 1998
                              TCI COMMUNICATIONS, INC.
                              (Registrant)



                              By /s/ Stephen M. Brett
                                ---------------------------------
                                 Name:   Stephen M. Brett
                                 Title:   Executive Vice President

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                                 EXHIBIT INDEX
                                 -------------
     Exhibits
     --------
     1.1 Underwriting Agreement, dated April 30, 1998, between Credit Suisse First Boston Corporation and Lehman Brothers Inc. as representatives of the several underwriters named therein and the Registrant.
     4.1 Indenture, dated as of February 19, 1998, between The Bank of New York and the Registrant (incorporated herein by reference to Exhibit 4.1 of the Registrant's Current Report on Form 8-K, dated February 24, 1998 (Commission File No. 0-
                    5550)).
     4.2            Form of 6.375% Senior Note due May 1, 2003.
     5.1 Opinion, dated May 6, 1998, of Baker & Botts, L.L.P., counsel to the Registrant, as to validity of the 6.375% Senior Notes due May 1, 2003.
     23.1           Consent of Baker & Botts, L.L.P. (included in Exhibit 5.1).

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